                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          MANAGED MUNICIPAL FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: ________________________________________________
    2) Form, Schedule or Registration Statement No.: __________________________
    3) Filing Party: __________________________________________________________
    4) Date Filed: ____________________________________________________________

                          MANAGED MUNICIPAL FUND, INC.

                                                              September 22, 1998



Dear Shareholder:


       We are writing to ask you to elect a Board of Directors.


       We are asking you to vote to reelect Edward S. Hyman, Richard T. Hale, James J. Cunnane, Louis E. Levy, Eugene J. McDonald and R. Alan Medaugh and to add Joseph R. Hardiman, Rebecca W. Rimel and Carl W. Vogt to the Fund's Board. This election will place the Fund's Board of Directors in alignment with other Boards in the Fund Complex and will provide flexibility to fill vacancies in the future.


       Mr. Hardiman served as President and Chief Executive Officer of the National Association of Securities Dealers, Inc. (NASD) and its subsidiary, The NASDAQ Stock Market, Inc., for nearly ten years. Ms. Rimel serves as President and Chief Executive Officer of the Pew Charitable Trusts and as Director and Executive Vice President of The Glenmede Trust Company. Mr. Vogt is a Senior Partner for Fulbright & Jaworski L.L.P. and a Director of the Yellow Corporation and American Science & Engineering. In addition, both Ms. Rimel and Mr. Vogt serve as Directors of ten other funds in the Fund Complex and Mr. Hardiman is a Director-elect of seven other funds in the Fund Complex. Each Nominee brings excellent business and investment experience as well as unquestioned integrity.


       While we are enthusiastic that Messrs. Hardiman and Vogt and Ms. Rimel will join the Board (with your approval), we are sad that John F. Kroeger, one of the original Board members of the Managed Municipal Fund, Inc., is retiring. Mr. Kroeger has provided sound advice and asked pointed questions since the inception of the Fund in 1990. We will miss him.


       A proxy which explains this matter in detail is attached. We ask that you read it and then vote. Your vote is important to us. Please take a moment now to complete, sign and return your proxy card in the enclosed postage-paid envelope.


     Thank you for your cooperation.

                                            Sincerely yours,



                                            /s/ Edward S. Hyman
                                            -----------------------------------
                                            Edward S. Hyman
                                            Chairman

                         MANAGED MUNICIPAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                          -------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               October 23, 1998


TO THE SHAREHOLDERS OF MANAGED MUNICIPAL FUND, INC.

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Managed Municipal Fund, Inc. (the "Fund") on Friday, October 23, 1998, at 11:45 a.m. Eastern Time at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

     PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     Only shareholders of the Fund at the close of business on September 11, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                  Amy M. Olmert
                                                  Secretary

Dated: September 22, 1998

                         MANAGED MUNICIPAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                               October 23, 1998


     This Proxy Statement is furnished by the Board of Directors of Managed Municipal Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Friday, October 23, 1998, at 11:45 a.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about September 22, 1998.

     The purpose of the Special Meeting is to ask the Fund's shareholders to elect a Board of Directors.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please sign and date the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:45 a.m. Eastern Time on Friday, October 23, 1998. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed Board of Directors of the Fund (the "Proposal"). All shareholders of the Fund are entitled to vote on the Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on September 11, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 10,633,014.223 shares outstanding, consisting of 3,349,382.134 Flag Investors Managed Municipal Fund Class A Shares and 7,283,632.089 ISI Managed Municipal Fund Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of International Strategy & Investment Inc. ("ISI"), which serves as the Fund's investment advisor or Investment Company Capital Corp. ("ICC"), which serves as the Fund's administrator.

     THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE
ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997, AND A COPY OF THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1998, UPON REQUEST. THE
ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO MANAGED MUNICIPAL FUND, INC., ONE SOUTH STREET, BALTIMORE, MARYLAND 21202 OR BY CALLING (800) 767-FLAG.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that nine Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Edward S. Hyman, James J. Cunnane, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, R. Alan Medaugh, Rebecca W. Rimel and Carl W. Vogt (each, a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors, except for Messrs. Hardiman and Vogt and Ms. Rimel. Messrs. Hyman, Hale and Medaugh were elected by shareholders of the Fund on February 13, 1991. Messrs. Cunnane, Levy and McDonald were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by shareholders. John
F. Kroeger, who has served as a Director of the Fund since its inception, is retiring from the Board of Directors effective September 27, 1998.


     The election of Directors is to assure future flexibility in complying with the 1940 Act and Maryland law. In particular, Section 16 of the 1940 Act requires that in order to fill vacancies on the Board, at least two-thirds of the Directors holding office after such vacancies are filled must have been elected by shareholders. Under the 1940 Act, if at any time less than a majority of the Directors have been elected by shareholders, the Directors then holding office are required to hold a meeting of shareholders within sixty (60) days for the purpose of electing Directors to fill any existing vacancies on the Board of Directors. As a result of the retirement of Mr. Kroeger, less than a majority of the Directors have been elected by shareholders of the Fund and, accordingly, the Fund is required to hold a meeting of shareholders for the purpose of electing Directors.


     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.


     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.


     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.


Information Regarding Nominees


     The following information is provided for each Nominee. As of June 30, 1998, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund.

                                           Business Experience                     Shares
   Name and Position                   During the Past Five Years            Beneficially Owned
     with the Fund        Age         (including all directorships)        as of June 30, 1998**     Percentage
----------------------   -----   --------------------------------------   -----------------------   -----------
Edward S. Hyman*          53     Chairman and Economist,                            None                ***
 Chairman and                    International Strategy & Investment
 Director since 1990             Inc. (registered investment advisor);
                                 Chairman and President, International
                                 Strategy & Investment Group Inc.
                                 (registered broker-dealer),
                                 1991-Present. Director of 4 funds in
                                 the Fund Complex.****

Richard T. Hale*          53     Managing Director, BT Alex. Brown                  None                ***
 Vice Chairman and               Incorporated; Director and President,
 Director since 1990             Investment Company Capital Corp.
                                 (registered investment advisor);
                                 Chartered Financial Analyst. Director
                                 of 11 funds in the Fund Complex.

James J. Cunnane          60     Managing Director, CBC Capital                     None                ***
 Director since 1994             (merchant banking), 1993-Present.
                                 Formerly, Senior Vice President and
                                 Chief Financial Officer, General
                                 Dynamics Corporation (defense),
                                 1989-1993; Director, The Arch Fund
                                 (registered investment company).
                                 Director of each fund in the Fund
                                 Complex.

Joseph R. Hardiman        61     Private Equity Investor and Capital                None                ***
 Nominee                         Markets Consultant; Director, The
                                 Nevis Fund (registered investment
                                 company). Formerly, President and
                                 Chief Executive Officer, The National
                                 Association of Securities Dealers,
                                 Inc. and The NASDAQ Stock
                                 Market, Inc., 1987-1997; Chief
                                 Operating Officer of Alex. Brown &
                                 Sons Incorporated (now BT Alex.
                                 Brown Incorporated), 1985-1987.
                                 Director-elect of 7 funds in the Fund
                                 Complex.

Louis E. Levy             65     Director, Kimberly-Clark Corporation               None                ***
 Director since 1994             (personal consumer products) and
                                 Household International (finance and
                                 banking); Chairman of the Quality
                                 Control Inquiry Committee, American
                                 Institute of Certified Public
                                 Accountants. Formerly, Trustee,
                                 Merrill Lynch Funds for Institutions,
                                 1991-1993; Adjunct Professor,
                                 Columbia University-Graduate
                                 School of Business, 1991-1992;
                                 Partner, KPMG Peat Marwick, retired
                                 1990. Director of each fund in the
                                 Fund Complex.

                                              Business Experience                      Shares
    Name and Position                      During the Past Five Years            Beneficially Owned
      with the Fund          Age         (including all directorships)         as of June 30, 1998**    Percentage
-------------------------   -----   ---------------------------------------   -----------------------   -----------
Eugene J. McDonald           66     President, Duke Management                          None                ***
 Director since 1992                Company (investments); Executive
                                    Vice President, Duke University
                                    (education, research and health care);
                                    Director, Central Carolina Bank &
                                    Trust (banking), Key Funds
                                    (registered investment companies)
                                    and DP Mann Holdings (insurance).
                                    Formerly, Director, AMBAC
                                    Treasurers Trust (registered
                                    investment company). Director of
                                    each fund in the Fund Complex.

R. Alan Medaugh*             55     President, International Strategy &                 None                ***
 Director and President             Investment Inc. (registered
 since 1990                         investment advisor) and Director,
                                    International Strategy & Investment
                                    Group Inc. (registered broker-dealer),
                                    1991-Present. Director of 2 funds in
                                    the Fund Complex.

Rebecca W. Rimel             47     President and Chief Executive                       None                ***
 Nominee                            Officer, The Pew Charitable Trusts;
                                    Director and Executive Vice
                                    President, The Glenmede Trust
                                    Company. Formerly, Executive
                                    Director, The Pew Charitable Trusts.
                                    Director of 10 funds in the Fund
                                    Complex.

Carl W. Vogt, Esq.           62     Senior Partner, Fulbright & Jaworski                None                ***
 Nominee                            L.L.P. (law); Director, Yellow
                                    Corporation (trucking) and American
                                    Science & Engineering (x-ray
                                    detection equipment). Formerly,
                                    Chairman and Member, National
                                    Transportation Safety Board;
                                    Director, National Railroad Passenger
                                    Corporation (Amtrak); Director and
                                    Member, Aviation System Capacity
                                    Advisory Committee (Federal
                                    Aviation Administration). Director of
                                    10 funds in the Fund Complex.

------------
   * Denotes an individual who is an "interested person" as defined in the 1940 Act.
  ** This information has been provided by each Nominee for Director of the
     Fund.
 *** As of June 30, 1998, the Nominees as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund. **** The "Fund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory or administration services.

Compensation of Directors

     Each Director who is not an "interested person" within the meaning of the 1940 Act, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1997, Directors' fees attributable to the assets of the Fund totaled $3,504. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Directors and officers of the Fund who are employees of BT Alex. Brown Incorporated or its affiliates ("BT Alex. Brown") or ISI or its affiliates may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy and McDonald have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund, in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1997 by the Fund Complex is also set forth in the compensation table below.


                              COMPENSATION TABLE




                                            Aggregate       Pension or Retirement      Total Compensation      Number of Funds
                                           Compensation        Benefits Accrued         from the Fund and      in Fund Complex
                                             Payable              as Part of              Fund Complex            for which
           Name and Position              from the Fund         Fund Expenses         Payable to Directors     Director Serves
--------------------------------------   ---------------   -----------------------   ----------------------   ----------------
Edward S. Hyman, Chairman and
 Director (1).........................        $  0                   $0                     $     0                   4
Richard T. Hale, Vice Chairman and
 Director (1) ........................        $  0                   $0                     $     0                  12(2)
R. Alan Medaugh, Director and
 President (1) .......................        $  0                   $0                     $     0                   2
W. James Price, Vice Chairman and
 Director (1,3) ......................        $  0                   $0                     $     0                   7
James J. Cunnane, Director ...........        $773(4)                  (5)                  $39,000                  13(2)
John F. Kroeger, Director (6) ........        $972                     (5)                  $49,000                  13(2)
Louis E. Levy, Director ..............        $773                     (5)                  $39,000                  13(2)
Eugene J. McDonald, Director .........        $773(4)                  (5)                  $39,000                  13(2)
Harry Woolf, Director (3) ............        $213(4)                  (5)                  $ 9,750                  12(2)

------------
1 Denotes an individual who is an "interested person" as defined in the 1940
  Act.
2 One of these funds ceased operations on July 29, 1998.
3 Messrs. Woolf and Price retired as Directors effective December 31, 1996. Mr.
  Woolf was appointed President of certain funds in the Fund Complex effective September 1, 1997. For serving as President, Mr. Woolf receives compensation from such funds in addition to his retirement benefits.
4 Of the amounts payable to Messrs. Cunnane, McDonald and Woolf, $773, $773 and
  $213, respectively, was deferred pursuant to the Fund Complex's Deferred Compensation Plan.
5 The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1997 was approximately $6,920.
6 Retiring effective September 27, 1998.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (each, a "Participant" and collectively, the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1997, are as follows:
Messrs. Cunnane (3), Kroeger (15), Levy (3) and McDonald (5).


       Estimated Annual Benefits Payable By Fund Complex Upon Retirement




  Years of Service      Chairman of Audit Committee     Other Participants
--------------------   -----------------------------   -------------------
   6 years                        $ 4,900                    $ 3,900
   7 years                        $ 9,800                    $ 7,800
   8 years                        $14,700                    $11,700
   9 years                        $19,600                    $15,600
  10 years or more                $24,500                    $19,500


Meetings and Committees of the Board of Directors

     There were four regular and two special meetings of the Board of Directors held during the fiscal year ended October 31, 1997. In such fiscal year, all Directors, except Messrs. Hyman and Medaugh, attended at least 75% of the meetings of the Board of Directors held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald and Woolf each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. If re-elected, Mr. Levy will become Chairman of the Audit and Compliance Committee, and, if elected, Messrs. Hardiman and Vogt and Ms. Rimel will become members of such Committee. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. If elected, Messrs. Hardiman and Vogt and Ms. Rimel will become members of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 1997.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1997, were Messrs. Cunnane (Chairman), Kroeger, Levy and McDonald, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Compensation Committee and served as its Chairman until his retirement on December 31, 1996. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. If elected, Messrs. Hardiman and Vogt and Ms. Rimel will become members of the Compensation Committee. The Compensation Committee met once during the fiscal year ended October 31, 1997 and all members attended the meeting.

     On September 1, 1997, Alex. Brown Incorporated, the indirect parent of Investment Company Capital Corp., merged with and into a subsidiary of Bankers Trust New York Corporation (now known as Bankers Trust Corporation). In connection with the Merger, Mr. Richard T. Hale, a Director of the Fund and a Director and President of ICC, exchanged his shares of Alex. Brown Incorporated (89,545 shares) for shares of Bankers Trust Corporation at the rate of 0.83 shares of Bankers Trust Corporation (valued at such time at $103.75 per share) for each share of Alex. Brown Incorporated. Since the Merger, Mr. Hale has sold 366 shares of Bankers Trust Corporation. As of June 30, 1998, to Fund Management's knowledge, Mr. Hale beneficially owned 74,722 shares of Bankers Trust Corporation.


Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 30, 1998, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.


Shareholder Approval of the Election of Directors

     The election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
               OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.

                            ADDITIONAL INFORMATION



Directors and Executive Officers


     Information about each of the Fund's current Directors and principal executive officers is set forth below. Directors and officers of the Fund are also directors or officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or any of its affiliates.




                           Position with
        Name                 the Fund          Age
--------------------  ----------------------  -----
Edward S. Hyman*      Chairman and             53
                      Director since 1990
Richard T. Hale*      Vice Chairman and        53
                      Director since 1990
James J. Cunnane      Director since 1994      60
John F. Kroeger       Director since 1990      74
Louis E. Levy         Director since 1994      65
Eugene J. McDonald    Director since 1992      66
R. Alan Medaugh*      Director and             55
                      President since 1990
Nancy Lazar           Vice President since     41
                      1990
Carrie L. Butler      Vice President since     31
                      1995
Margaret M. Beeler    Assistant Vice           31
                      President since 1997
Keith C. Reilly       Assistant Vice           32
                      President since 1997

                                 Business Experience                      Shares
                              during the Past Five Years            Beneficially Owned
        Name                (including all directorships)         as of June 30, 1998**    Percentage
--------------------  -----------------------------------------  -----------------------  -----------
Edward S. Hyman*      See "Information Regarding                          None                ***
                      Nominees."
Richard T. Hale*      See "Information Regarding                          None                ***
                      Nominees."
James J. Cunnane      See "Information Regarding                          None                ***
                      Nominees."
John F. Kroeger       Formerly, Director/Trustee, AIM Funds         8,412.984 shares          ***
                      (registered investment companies);
                      Consultant, Wendell & Stockel
                      Associates, Inc. (consulting firm);
                      General Manager, Shell Oil Company.
                      Director of each fund in the Fund
                      Complex.
Louis E. Levy         See "Information Regarding                          None                ***
                      Nominees."
Eugene J. McDonald    See "Information Regarding                          None                ***
                      Nominees."
R. Alan Medaugh*      See "Information Regarding                          None                ***
                      Nominees."
Nancy Lazar           Executive Vice President and Secretary,             None                ***
                      International Strategy & Investment
                      Inc. (registered investment advisor) and
                      Executive Vice President and Director,
                      International Strategy & Investment
                      Group Inc. (registered broker-dealer),
                      1991-Present.
Carrie L. Butler      Assistant Vice President, International             None                ***
                      Strategy & Investment Inc. (registered
                      investment advisor), 1991-Present.
Margaret M. Beeler    Assistant Vice President, International             None                ***
                      Strategy & Investment Inc. (registered
                      investment advisor), 1996-Present.
                      Formerly, Marketing Representative,
                      U.S. Healthcare, Inc., 1995-1996; Sales
                      Manager, Donna Maione, Inc.,
                      1994-1995 and Deborah Wiley
                      California, 1989-1994.
Keith C. Reilly       Assistant Vice President, International             None                ***
                      Strategy & Investment Inc. (registered
                      investment advisor), 1996-Present.
                      Formerly, Select Private Banking
                      Officer, Assistant Manager, Chemical
                      Bank, 1995-1996; Financial Consultant,
                      Dreyfus Corporation, 1989-1995.

                          Position with
        Name                the Fund          Age
-------------------  ----------------------  -----
Amy M. Olmert        Secretary since 1997     35
Joseph A. Finelli    Treasurer since 1995     41
Scott J. Liotta      Assistant Secretary      33
                     since 1997



                                Business Experience                     Shares
                            during the Past Five Years            Beneficially Owned
        Name               (including all directorships)        as of June 30, 1998**   Percentage
-------------------  ----------------------------------------  -----------------------  -----------
Amy M. Olmert        Vice President, BT Alex. Brown                      None               ***
                     Incorporated, 1997-Present. Formerly,
                     Senior Manager, Coopers & Lybrand
                     L.L.P. (now, PricewaterhouseCoopers
                     LLP), 1988-1997.
Joseph A. Finelli    Vice President, BT Alex. Brown                      None               ***
                     Incorporated and Vice President,
                     Investment Company Capital Corp.
                     (registered investment advisor),
                     1995-Present. Formerly, Vice President
                     and Treasurer, The Delaware Group of
                     Funds (registered investment
                     companies) and Vice President,
                     Delaware Management Company Inc.
                     (investments), 1980-1995.
Scott J. Liotta      Assistant Vice President, BT Alex.                  None               ***
                     Brown Incorporated, 1996-Present.
                     Formerly, Manager and Foreign
                     Markets Specialist, Putnam Investments
                     Inc. (registered investment companies),
                     1994-1996; Supervisor, Brown Brothers
                     Harriman & Co. (domestic and global
                     custody), 1991-1994.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been provided by each Director and officer of the
    Fund.
*** As of June 30, 1998, the Directors and officers of the Fund as a group (14 persons) beneficially owned an aggregate of less than 1% of the total outstanding shares of the Fund.

Investment Advisor

     International Strategy & Investment Inc., located at 717 Fifth Avenue, New York, New York 10022, serves as the Fund's investment advisor. Due to their stock ownership, Messrs. Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President and Director of the Fund and President of ISI, may be deemed to be controlling persons of ISI.


Principal Underwriter

     International Strategy & Investment Group Inc., located at 717 Fifth Avenue, New York, New York 10022, acts as the Fund's principal underwriter. Due to their stock ownership, Mr. Edward S. Hyman and Ms. Nancy Lazar may be deemed to be controlling persons of International Strategy & Investment Group Inc.


Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund have selected PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as the independent accountants of the Fund for the fiscal year ending October 31, 1998. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


Beneficial Owners

     To the knowledge of Fund Management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of the Fund.

Submission of Shareholder Proposals

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty (60) days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office, and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Required Vote

     Approval of the Proposal requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.


Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                                  By Order of the Directors,




                                                  Amy M. Olmert
                                                  Secretary


Dated: September 22, 1998

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 515
BALTIMORE, MD  21202



                          MANAGED MUNICIPAL FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                October 23, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF MANAGED UNICIPAL FUND, INC.


This proxy is for your use in voting the matter relating to Managed Municipal Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s), Edward J. Veilleux, Amy M. Olmert and Scott
J. Liotta, and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 23, 1998 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                     KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                      DETACH AND RETURN THIS PORTION ONLY.

MANAGED MUNICIPAL FUND, INC.

Vote on Directors

         To consider and act upon a proposal to elect a Board of Directors.

              01)   Edward S. Hyman          06) James J. Cunnane
              02)   Richard T. Hale          07) Louis E. Levy
              03)   Joseph R. Hardiman       08) Rebecca W. Rimel
              04)   Eugene J. McDonald       09) Carl W. Vogt, Esq.
              05)   R. Alan Medaugh

       -------------------------------------------------------------------------
         /_/ FOR ALL

         /_/ WITHHOLD ALL

         /_/ FOR ALL EXCEPT:



         To withhold authority to vote mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

______________________________________________________


Please print and sign your
name in the space provided to
authorize the voting of your        ________________________________            ________________
shares as indicated and return      Signature [PLEASE SIGN WITHIN BOX]          Date
promptly. When signing on
behalf of a corporation,
partnership, estate, trust
or in any other                     ________________________________            ________________
representative capacity,            Signature (Joint Owners)                    Date
please sign your name and
title.  For joint accounts,
each joint owner must sign.





           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.